ARTISAN FUNDS, INC.
                           ARTISAN SMALL CAP FUND
                         ARTISAN INTERNATIONAL FUND
                            ARTISAN MID CAP FUND
                        ARTISAN SMALL CAP VALUE FUND
                     1000 North Water Street, Suite 1770
                         Milwaukee, Wisconsin 53202
                       (414) 390-6100   (800) 344-1770

                     STATEMENT OF ADDITIONAL INFORMATION
                               October 30, 1998
                          Supplemented April 2, 1999
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     Artisan Small Cap Fund, Artisan International Fund, Artisan Mid Cap Fund
and Artisan Small Cap Value Fund (each, a "Fund," together, the "Funds") are series of Artisan Funds, Inc. ("Artisan Funds"). This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of the Funds dated October 30, 1998 and any supplement to the prospectus. Copies of the 1998 annual report to shareholders of Artisan Funds and the separate annual report for Artisan International Institutional Shares accompany this Statement of Additional Information. Each report contains financial statements, notes thereto, supplementary information entitled "Financial Highlights," and a report of independent accountants, all of which (but no other part of the annual report) are incorporated herein by reference. A copy of the prospectus and additional copies of the annual reports can be obtained without charge by calling (800) 344-1770 or writing to Artisan Funds.

TABLE OF CONTENTS
                                                       Page
Information about the Funds and Artisan Partners.......B-2
Investment Objective and Policies......................B-2
Investment Techniques and Risks........................B-3
Investment Restrictions................................B-17
Performance Information................................B-20
Organization...........................................B-25
Directors and Officers.................................B-27
Principal Shareholders.................................B-30
Investment Advisory Services...........................B-31
Distributor............................................B-32
Portfolio Transactions.................................B-32
Purchasing and Redeeming Shares........................B-33
Additional Tax Information.............................B-35
Custodian..............................................B-36
Independent Accountants................................B-37
Financial Statements...................................B-37
Appendix - Description of Bond Ratings.................B-39


             INFORMATION ABOUT THE FUNDS AND ARTISAN PARTNERS

     Each Fund is a series of Artisan Funds, Inc. ("Artisan Funds"). Artisan Partners Limited Partnership ("Artisan Partners") provides investment advisory services to the Funds.

     Artisan Funds strives to offer distinctive, high-value-added investment opportunities. Artisan Funds is not a "family" of indistinguishable products devised by marketers in a financial services conglomerate. Rather, Artisan Partners is a small partnership of investment professionals, focused on a limited number of distinct investment strategies, each of which is offered as a series of Artisan Funds. The portfolio manager of each Fund is a specialist in his or her market, with an investment process created and refined through years of experience - an artisan. At Artisan Funds, we believe that experienced, active managers investing in inefficient markets can produce superior returns over time. The Artisan Funds are intended for long-term investors who share that belief.

     The discussion below supplements the description in the prospectus of each Fund's investment objectives, policies and restrictions.

                     INVESTMENT OBJECTIVE AND POLICIES

     Artisan Small Cap Fund invests for maximum long-term capital growth primarily in the common stocks of small companies whose outstanding shares have an aggregate market value of less than $1.5 billion.

     Artisan International Fund seeks to achieve its objective of long-term capital growth by investing primarily in the stocks of foreign companies. Artisan International Fund offers two classes of shares: Artisan International Shares ("International Shares") and Artisan International Institutional Shares ("Institutional Shares"). As described more fully in the prospectus, Institutional Shares are offered to certain institutional investors with a minimum initial investment of $2 million.

     Artisan Mid Cap Fund seeks long-term capital growth by investing primarily in the common stocks of medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P 400 Index (the "MidCap Index"). As of October 15, 1998, the MidCap Index included companies with capitalizations between approximately $260 million and $24 billion. The market capitalization range in which Artisan Mid Cap Fund invests will change as the range of the companies included in the MidCap Index changes.

     Artisan Small Cap Value Fund seeks long-term capital growth by investing primarily in common stocks that appear undervalued relative to earnings, book value, cash flows or potential earnings growth, and that are issued by small companies whose outstanding shares have an aggregate market value of less than $1.5 billion. It attempts to manage investment risk in the stocks it purchases by emphasizing investments in businesses that have positive cash flow, strong balance sheets, and business strategies that are economically sound under ordinary circumstances. Stocks are generally sold when they approach the Fund's estimate of their enterprise value.

                                      B-2

     Because Artisan Small Cap Value Fund typically invests in companies that are characterized by sparse Wall Street research coverage, it uses its own detailed screening and research process. Companies in which the Fund invests usually appear undervalued because they fall into one of the following general categories:

     * The company operates in an industry category that is cyclical in nature and is presently out of favor.
     * The company has assets which are not adequately reflected in its market value.
     * The company has experienced problems leading to a depressed stock price, but is undergoing or is likely to undergo some change which the Fund believes will improve its operations.
     * The company is undiscovered or misunderstood by Wall Street analysts.

     In addition to emphasizing investments in companies that are undervalued and represent acceptable investment risks, Artisan Small Cap Value Fund attempts to manage portfolio risk by diversifying its holdings to avoid concentration in any one stock or industry sector.

     The Funds invest primarily in equity securities, including common and preferred stocks, warrants or other similar rights, and convertible securities. While Artisan International Fund invests mostly in the securities of foreign issuers, each other Artisan Fund may from time to time have significant portions of its portfolio invested in foreign securities. The Funds also may invest in any other type of security, including debt securities.

     The investment objective of each Fund may be changed by the board of directors without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund.

                      INVESTMENT TECHNIQUES AND RISKS

Foreign Securities

     Each Fund may invest up to 25% of its total assets in foreign securities (including American Depository Receipts ("ADRs") European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), or other securities representing underlying shares of foreign issuers) , which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Under normal market conditions, Artisan International Fund invests at least 65% of its total assets in foreign securities. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts that may trade in U.S. or non-U.S. markets.
The Funds may invest in sponsored or unsponsored ADRs, EDRs or GDRs. In the case of an unsponsored depositary receipt, a Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder

                                      B-3

communications than it would have with a sponsored depositary receipt.  No
Fund intends to invest more than 5% of its net assets in unsponsored depositary receipts.

     With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Managing Investment Exposure.")

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements.

     Although the Funds will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

Debt Securities

     In pursuing its investment objective, a Fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in the Fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities.

     Investments in debt securities by the Funds may be in those that are within the four highest ratings categories of Standard & Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's") (generally referred to as "investment grade") or, if unrated, deemed to be of comparable quality by Artisan Partners. However, each Fund may invest up to 35% of its net assets in debt securities that are rated below investment grade. No Fund currently intends to invest more than 5% of its net assets in securities rated below investment grade.

                                      B-4

     Debt securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by a Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security, but Artisan Partners will consider that fact in determining whether the Fund should continue to hold the security.

     Securities that are rated below investment grade are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and therefore carry greater investment risk, including the possibility of issuer default and bankruptcy.

Defensive Investments

     Each Fund intends to be substantially fully invested in equity securities in ordinary circumstances, although a Fund may invest without limit in corporate or government obligations (U.S. or non-U.S., in the case of Artisan International Fund) or hold cash or cash equivalents if Artisan Partners determines that a temporary defensive position is advisable. During those periods, a Fund's assets may not be invested in accordance with its strategy and the Fund may not achieve its investment objective.

Convertible Securities

     Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

     The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its "investment value." The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

     By investing in convertible securities, a Fund obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by a Fund are frequently rated investment grade, the Fund also may purchase unrated securities or securities rated below investment grade if the securities meet Artisan Partners' other investment criteria. Convertible securities rated below investment grade

                                      B-5

(a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities. As a result, Artisan Partners' own investment research and analysis tends to be more important in the purchase of such securities than other factors.

Managing Investment Exposure

     The Funds may use various techniques to increase or decrease their exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of their portfolios. These techniques include buying and selling options, futures contracts, or options on futures contracts, or entering into currency exchange contracts.

     These techniques are used by Artisan Partners to adjust the risk and return characteristics of a Fund's portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with a particular Fund's investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of that Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques are used by the Funds for hedging, risk management or portfolio management purposes and not for speculation.

     Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or income receivables. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows a Fund to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the

                                      B-6

amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio of a particular Fund. The Funds may not engage in "speculative" currency exchange transactions.

     At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     Options on Securities and Indexes. The Funds may purchase and write (sell) put options and call options on securities, indexes or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ. The Funds may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.

                                      B-7

     An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The Fund will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

     A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an

                                      B-8

imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

     Futures Contracts and Options on Futures Contracts. The Funds may use interest rate futures contracts, index futures contracts, and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index<F1> at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit, and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

     The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase.

------------------
<F1> A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

                                      B-9

Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Funds will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     The success of any futures transaction depends on Artisan Partners correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, a Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, Artisan Partners might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian or broker a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded, although the margin requirement may be modified during the term of the contract and the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

     Each Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by that Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

                                      B-10

     Risks Associated with Futures. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Limitations on Options and Futures. If other options, futures contracts, or futures options of types other than those described herein are traded in the future, a Fund also may use those investment vehicles, provided the board of directors determines that their use is consistent with that Fund's investment objective.

     A Fund will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by the Fund plus

                                      B-11

premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money,"<F2> would exceed 5% of the Fund's total assets.

     When purchasing a futures contract or writing a put option on a futures contract, a Fund must maintain with its custodian (or broker, if legally permitted) assets (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a Fund similarly will maintain with its custodian assets (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed out by the Fund.

     The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," each Fund will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of Regulation 1.3(z), or, with respect to positions in commodity futures and commodity options contracts that do not come within the meaning and intent of Regulation 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of the assets of each Fund, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount (as defined in Section 190.01(x) of the Commission Regulations) may be excluded in computing such 5%).

     Taxation of Options and Futures. If a Fund exercises a call or put option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold
(put). For cash settlement options and futures options exercised by a Fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by a Fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a Fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a Fund is in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss

------------------
<F2> A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

                                      B-12

realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If a Fund writes an equity call option<F3> other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a Fund delivers securities under a futures contract, the Fund also realizes a capital gain or loss on those securities.

     For federal income tax purposes, a Fund generally is required to recognize for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of the hedged securities.

     If a Fund were to enter into a short index future, short index futures option or short index option position and the Fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the Fund's stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Act) with respect to, or futures or "forward contracts" (as defined by the Act) to deliver the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. Furthermore, the Secretary of the Treasury is authorized to

------------------
<F3> An equity option is defined to mean any option to buy or sell stock, and any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

                                      B-13

promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

     In order for each Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     Each Fund intends to distribute to shareholders at least annually any capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions, together with gains on other Fund investments, to the extent such gains exceed recognized capital losses and any net capital loss carryovers of a Fund. Shareholders will be advised of the nature of such capital gain distributions.

Rule 144A Securities

     The Funds may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act ("Rule 144A securities"). That Rule permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act. Artisan Partners, under the supervision of the board of directors, will consider whether Rule 144A securities are illiquid and thus subject to each Fund's restriction of investing no more than 10% of its net assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, a Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 10% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Lending of Portfolio Securities

     Subject to restriction (3) under "Investment Restrictions" in this statement of additional information, each Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund.

                                      B-14

The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days.
The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners' judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including
(a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. No Fund currently intends to loan more than 5% of its net assets.

Repurchase Agreements

     Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimum credit risks in accordance with guidelines approved by the board of directors. Artisan Partners will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Artisan Partners' prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

     A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss.
However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

     Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at a time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. No Fund currently intends to have commitments to purchase when-issued securities in excess of 5% of its net assets.

                                      B-15

     A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse repurchase agreements will be treated as borrowing and subject to the Artisan Funds' fundamental limitation on borrowing.

     At the time a Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

Short Sales

     Each Fund may make short sales "against the box." In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale "against the box" involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale "against the box" enables a Fund to obtain the current market price of a security which it desires to sell but is unavailable for settlement. No Fund currently intends to have commitments to make short sales "against the box" in excess of 5% of its net assets.

Line of Credit

     Artisan Funds maintains a line of credit with a bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by a Fund would be subject to restriction (4) under "Investment Restrictions" in this Statement of Additional Information.

Portfolio Turnover

     Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. At times, the Funds may invest for short-term capital appreciation. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund's flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. For the years ended June 30, 1998 and 1997, each Fund's portfolio turnover rates were as follows:
Artisan Small Cap Fund, 134.67% and 87.18%; Artisan International Fund, 109.42% and 103.66%; and Artisan Mid Cap Fund, 235.65% and 0.00% (for the period from commencement of operations on June 27, 1997 through June 30, 1997). From commencement of operations on September 29, 1997 through

                                      B-16

June 30, 1998 Artisan Small Cap Value Fund's portfolio turnover rate was 52.58%. The future turnover rate may vary greatly from year to year. A high rate of portfolio turnover in the Funds, if it should occur, would result in increased transaction costs, which must be borne by that Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. (See "Dividends, Capital Gains, and Taxes" in the prospectus, and "Additional Tax Information" in this Statement of Additional Information.)

INVESTMENT RESTRICTIONS

Fundamental Restrictions

     Artisan Funds has adopted the following investment restrictions which may not be changed without the approval of the lesser of (i) 67% of each Fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each Fund's outstanding shares, under which a Fund may not:

     (1)act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

     (2)purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein), commodities, or commodity contracts, except that it may enter into (a) futures and options on futures and
(b) forward contracts;

     (3)make loans, but this restriction shall not prevent a Fund from (a) buying a part of an issue of bonds, debentures, or other obligations which are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

     (4)borrow (including entering into reverse repurchase agreements), except that it may (a) borrow up to 33 1/3% of its total assets, taken at market value at the time of such borrowing, as a temporary measure for extraordinary or emergency purposes, but not to increase portfolio income and (b) enter into transactions in options, futures, and options on futures;4

     (5)invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular

------------------
<F4> A Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

                                      B-17

industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

     (6)issue any senior security except to the extent permitted under the Investment Company Act of 1940;

     (7)with respect to 75% of its total assets, invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of a single issuer, except for securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or repurchase agreements for such securities;

     (8)acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

     A Fund's investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in a Fund will receive written notification at least 30 days' prior to any change in that Fund's investment objective.

Non-Fundamental Restrictions

     The Funds also are subject to the following non-fundamental restrictions and policies, which may be changed by the board of directors. Many of these restrictions were formerly required by law or regulation of one or more states in which shares of a Fund are offered for sale. It is expected that certain of the following restrictions, with respect to Artisan Small Cap Fund and Artisan International Fund, (including restrictions (a), (d) through (g), and (i) through (k)) will be revised or eliminated, although no change in the Fund's operations is expected to result. A Fund may not:

  (a) invest in any of the following: (i) interests in oil, gas, or other mineral leases or exploration or development programs (except readily marketable securities, including but not limited to master limited partnership interests, that may represent indirect interests in oil, gas, or other mineral exploration or development programs); (ii) puts, calls, straddles, spreads, or any combination thereof if by reason thereof the value of the Fund's aggregate investment in such securities exceed 5% of its total assets (except that the Fund may enter into transactions in options, futures, and options on futures); and (iii) limited partnerships in real estate unless they are readily marketable [Artisan Small Cap Fund and Artisan International Fund only];

  (b)  invest in companies for the purpose of exercising control or management;

  (c) purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund's total assets (valued at time of purchase) in the case of any one other investment company and 10% of such assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker's commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

                                      B-18

  (d) purchase or hold securities of an issuer if 5% of the securities of such issuer are owned by those officers, directors or partners of the Fund or of its investment adviser, who each own beneficially more than 1/2 of 1% of the securities of that issuer [Artisan Small Cap Fund and Artisan International Fund only];

  (e) purchase securities of issuers (other than issuers of Federal agency obligations or securities issued or guaranteed by any foreign country or asset-backed securities) that, including their predecessors or unconditional guarantors, have been in operation for less than three years, if by reason of such purchase the value of the Fund's investment in all such securities will exceed 5% of its total assets (valued at time of purchase) [Artisan Small Cap Fund and Artisan International Fund only];

  (f) mortgage, pledge, or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with options, futures, and options on futures [Artisan Small Cap Fund and Artisan International Fund only];

  (g) invest more than 5% of its net assets (valued at time of purchase) in warrants, nor more than 2% of its net assets in warrants that are not listed on the New York or American stock exchange [Artisan Small Cap Fund and Artisan International Fund only];

  (h) invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers [Artisan Small Cap Fund, Artisan Mid Cap Fund and Artisan Small Cap Value Fund only];

  (i) buy or sell an option on a security, a futures contract, or an option on a futures contract unless the option, the futures contract, or the option on the futures contract is offered through the facilities of a recognized securities association or listed on a recognized exchange or similar entity [Artisan Small Cap Fund and Artisan International Fund only];

  (j) purchase a put or call option if the aggregate premiums paid for all put and call options exceed (i) 20% of its net assets [for Artisan Small Cap Fund only] or (ii) 5% of its net assets [for Artisan International Fund only] (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;

  (k) invest more than 5% of its net assets in restricted securities, other than securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 [Artisan Small Cap Fund and Artisan International Fund only];

  (l) purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are "when issued" or "when distributed" securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales; or

                                      B-19

  (m) invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days.

  (n) under normal market conditions, invest less than 65% of its total assets in securities of issuers having aggregate common stock market capitalizations within the range of the aggregate common stock market capitalizations of issuers included in the S&P MidCap 400 Index, in each case at the time of investment [Artisan Mid Cap Fund only]; or

  (o) under normal market conditions, invest less than 65% of its total assets in securities of issuers having aggregate common stock market capitalizations of less than $1.5 billion, in each case taken at the time of investment, approval of the lesser of (i) 67% of each fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each fund's outstanding shares [Artisan Small Cap Value Fund only].

                              PERFORMANCE INFORMATION

     From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

          Average Annual Total Return is computed as follows:

                           n
               ERV = P(l+T)

     Where:    P = a hypothetical initial investment of $1,000
               T = average annual total return
               n = number of years
               ERV =ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof)

                                      B-20

Each Fund's Total Return and Average Annual Total Return for various periods ended June 30, 1998 is shown below:

Artisan Small Cap Fund
----------------------
                                                            Average Annual
                                    Total Return             Total Return
                                    ------------            --------------

        1 year                         14.73%                   14.73%
        Life of Fund<F1>               88.83%                   21.51%

        ---------------------------
        <F1> from March 28, 1995 (commencement of operations)


Artisan International Fund
--------------------------
        International Shares
        --------------------
                                                            Average Annual
                                    Total Return             Total Return
                                    ------------            --------------

        1 year                         24.12%                   24.12%
        Life of Fund<F1>               81.31%                   26.76%

        ---------------------------
        <F1> from December 28, 1995 (commencement of operations)

        Institutional Shares
        --------------------
                                                            Average Annual
                                    Total Return             Total Return
                                    ------------            --------------

        1 year                         24.40%                   24.40%
        Life of Class<F1>              24.40%                   24.40%

        ---------------------------
        <F1> from the date the class was first offered for sale (July 1, 1997)

     Total Return and Average Annual Total Return of Institutional Shares are calculated in the same way as for International Shares. The performance of Institutional Shares is different from the performance of International Shares because the expenses allocated to the classes are different. Because the expense ratio for Institutional Shares is expected to be lower, the Total Return and Average Annual Total Return of Institutional Shares are expected to be greater than for International Shares. If you were a shareholder of International Shares prior to July 1, 1997, and your shares were transferred to Institutional Shares, the total return and average annual total return shown above for 1 year would have been 24.40%, and the total return and average annual total return for the life of the Fund would have been 81.71% and 26.87%, respectively.

                                      B-21


Artisan Mid Cap Fund
--------------------
                                                            Average Annual
                                      Total Return           Total Return
                                      ------------          --------------

        1 year                         46.07%                   46.07%
        Life of Fund<F1>               46.07%                   45.47%

        ---------------------------
        <F1> from June 27, 1997 (commencement of operations)

Artisan Small Cap Value Fund
----------------------------
                                                            Average Annual
                                    Total Return             Total Return
                                    ------------            --------------

        Life of Fund<F1>               13.70%                     <F2>


        ---------------------------
        <F1> from September 29, 1997 (commencement of operations)
        <F2> not meaningful

     The Funds impose no sales charges and pay no distribution expenses. Income taxes are not taken into consideration. Performance figures quoted by the Funds are not necessarily indicative of future results. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts or partnerships managed by Artisan Partners, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from those of the Funds. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which Artisan Funds generally believe to be accurate. The Funds also may note their mention (including performance or other comparative rankings) in newspapers, magazines, or other media from time to time. However, Artisan Funds assumes no responsibility for the accuracy of such data. Newspapers and magazines and other media which might mention the Funds include, but are not limited to, the following:

                                      B-22

Atlanta Constitution
Barron's
Boston Herald
Business Week
Chicago Tribune
Chicago Sun-Times
Cleveland Plain Dealer
CNBC
CNN
Crain's Chicago
    Business
Consumer Reports
Consumer Digest
Financial World
Forbes
Fortune
Fund Action
Investor's Business Daily
Kiplinger's Personal
     Finance Magazine
Knight-Ridder
Los Angeles Times
Milwaukee Business Journal
Milwaukee Journal Sentinel
Money
Mutual Fund Letter
Mutual Fund News Service
Mutual Fund Values
Morningstar Publications
Newsweek
The New York Times
No-Load Fund Investor
Outstanding Investor Digest
Pension World
Pensions and Investments
Personal Investor
Jane Bryant Quinn (syndicated
    column)
Louis Rukeyser's Mutual Fund
The San Francisco Chronicle
Smart Money
Stranger's Investment Adviser
13D Opportunities Report
Time
United Mutual Fund Selector
USA Today
U.S. News and World Report
The Wall Street Journal
Working Woman
Worth
Your Money

     When a newspaper, magazine or other publication mentions a Fund, such mention may include: (i) listings of some or all of the Fund's holdings, (ii) descriptions of characteristics of some or all of the securities held by the Fund, including price-earnings ratios, earnings, growth rates and other statistical information, and comparisons of that information to similar statistics for the securities comprising any of the indexes or averages listed above; and (iii) descriptions of the Fund's or a portfolio manager's economic and market outlook, generally and for the Fund.

     Various newspapers and publications including those listed above may also make mention of a Fund's portfolio manager. Portfolio managers and other members of the Adviser's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Funds may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Funds. Biographical and other information about a Fund's portfolio manager, including information about awards received by that portfolio manager or mentions of the manager in the media, may also be described or quoted in Fund advertisements or sales literature. Mark L. Yockey, portfolio manager of Artisan International Fund, was named "Morningstar International Fund Manager of the Year for 1998" by Morningstar, Inc. ("Morningstar"). Morningstar presents the award to a portfolio manager based on, according to Morningstar, "excellent investment skill, the courage to differ from consensus and the commitment to shareholders deemed necessary to deliver outstanding long-term performance."

                                      B-23

     A Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation.

     The performance of a Fund may be compared to the following indexes or averages:

Dow-Jones Industrial Average
Russell 2000 Index
Russell 2000 Growth Index
Russell 2000 Value Index
Russell Mid-Cap Stock Index
Russell Mid-Cap Value Index
Standard & Poor's 500 Stock Index
Standard & Poor's 400 Industrials
Standard & Poor's 400 Index
Wilshire 5000
Wilshire 4500
Wilshire 4000
Wilshire Small-Cap Index
Wilshire Small-Cap Value Index
 (These indexes are widely recognized indicators of general U.S. stock market results.)

New York Stock Exchange Composite Index
American Stock Exchange Composite Index
NASDAQ Composite
NASDAQ Industrials
(These indexes generally reflect the
performance of  stocks traded in the
indicated markets.)

Lipper International Index
Lipper International & Global Funds Average
Morgan Stanley Capital International
Europe, Australasia and Far East (EAFE) Index
Morningstar International Stock Average
Financial Times-Actuaries World Index (Ex-U.S.)
Morgan Stanley Capital International
World Index
(These indexes are widely recognized
indicators of the international markets)

     The performance of a Fund also may be compared to the following mutual fund industry indexes or averages: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Small Cap Fund Index; Lipper Mid Cap Fund Index; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Small Company Growth Fund Index; Morningstar Growth Average; Morningstar Small-Cap Funds Average; Morningstar Aggressive Growth Average; Morningstar U.S. Diversified Average; Morningstar Equity Fund Average; Morningstar Hybrid Fund Average; Morningstar All Equity Funds Average; and Morningstar General Equity Average.

     The Lipper Small Cap Fund Index reflects the net asset value weighted total return of the thirty largest small cap funds as calculated and published by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds. The Lipper Mid Cap Fund Index reflects the net asset value weighted total return of the thirty largest mid cap funds, and the Lipper International Index reflects the net asset value weighted total return of the thirty largest international equity funds.

     The Lipper and Morningstar averages are unweighted averages of total return performance of mutual funds as classified, calculated and published by these independent

                                      B-24

services that monitor the performance of mutual funds. The Funds also may use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place that Fund into) a new category, the Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. A Fund may also compare its performance or ranking against all funds tracked by Lipper or another independent service.

     A Fund may cite its rating, recognition or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a Fund's risk score (which is a function of the Fund's monthly returns less the 3-month Treasury bill return) from the Fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk, or both.

     To illustrate the historical returns on various types of financial assets, Artisan Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills and Consumer Price Index. The Funds also may use historical data compiled by Prudential Securities, Inc., or by other similar sources believed by Artisan Funds to be accurate, illustrating the past performance of small-capitalization stocks, large-capitalization stocks, common stocks, equity securities, growth stocks (small-capitalization, large-capitalization, or both) and value stocks (small-capitalization, large-capitalization, or both).

                                   ORGANIZATION

     The Funds are series of Artisan Funds, Inc. ("Artisan Funds"), an open-end, diversified management investment company which was incorporated under Wisconsin law on January 5, 1995.

     Each share of a Fund has one vote. All shares participate equally in dividends and other distributions declared by the board of directors, and all shares of a Fund have equal rights in the event of liquidation of that Fund. Shares of the Funds have no preemptive, conversion or subscription rights.

     Artisan Funds is governed by a board of directors which is responsible for protecting the interests of the shareholders of the Funds. The directors are experienced executives and professionals who meet at regular intervals to oversee the activities of the Funds, review contractual arrangements with companies that provide services to the Funds and review performance. A majority of directors are not otherwise affiliated with Artisan Funds or Artisan Partners.

                                      B-25

     The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940 (the federal securities law that governs the regulation of investment companies). Artisan Funds has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders. Artisan Funds believes that not holding shareholder meetings except as otherwise required reduces each Fund's expenses and enhances shareholder return.

     The Funds may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Funds will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share of any Fund that you own. Shareholders not attending these meetings are encouraged to vote by proxy.

                                      B-26

                            DIRECTORS AND OFFICERS

     Directors and officers of Artisan Funds, and their principal business occupations during at least the last five (5) years, are shown below. Directors deemed to be "interested persons" of Artisan Funds for purposes of the 1940 Act are indicated with an asterisk.

                       POSITIONS HELD              PRINCIPAL OCCUPATIONS DURING
NAME AND DATE OF BIRTH WITH REGISTRANT             PAST 5 YEARS
---------------------- ---------------             ----------------------------

Andrew A. Ziegler*     Director, Chairman of the  Managing Partner of Artisan
10/7/57                Board and Chief Executive  Partners; prior to founding
                       Officer                    Artisan Partners, president
                                                  and chief operating officer
                                                  of Strong/Corneliuson Capital
                                                  Management ("Strong") and
                                                  president of the Strong Funds
                                                  from 1990 to 1994; prior
                                                  thereto, attorney with the
                                                  law firm of Godfrey & Kahn,
                                                  S.C., Milwaukee, WI.

Carlene Murphy Ziegler*Director and President     Managing Partner of Artisan
6/20/56                                           Partners; co-manager of
                                                  Artisan Small Cap Fund; prior
                                                  to founding Artisan Partners,
                                                  a co-portfolio manager of the
                                                  Strong Common Stock Fund,
                                                  Strong Opportunity Fund and
                                                  numerous institutional small-
                                                  capitalization equity
                                                  portfolios at Strong since
                                                  March 1991; prior thereto, a
                                                  co-portfolio manager of the
                                                  Stein Roe Special Fund.

David A. Erne          Director                   Partner of the law firm
5/6/43                                            Reinhart, Boerner, Van
                                                  Deuren, Norris & Rieselbach,
                                                  S.C., Milwaukee, WI.

Thomas R. Hefty        Director                   President of United Wisconsin
6/9/47                                            Services, Inc. (a provider of
                                                  managed care and specialty
                                                  business services) since 1986
                                                  and chairman of the board and
                                                  chief executive officer since
                                                  1991; and chairman of the
                                                  board of Blue Cross & Blue
                                                  Shield United of Wisconsin
                                                  (parent company of United
                                                  Wisconsin Services, Inc.)
                                                  since 1988 and president
                                                  since 1982.

                                      B-27

Howard B. Witt         Director                   President and chief executive
5/17/40                                           officer of Littelfuse, Inc.
                                                  (a manufacturer of advanced
                                                  circuit protection devices)
                                                  since 1990 and chairman of
                                                  the board of Littelfuse since
                                                  1993; prior thereto executive
                                                  vice president of Littelfuse;
                                                  and director of Franklin
                                                  Electric Co., Inc. (a
                                                  manufacturer of electronic
                                                  motors) since 1994.

Lawrence A. Totsky     Chief Financial Officer,   Chief financial officer,
5/6/59                 Treasurer and Secretary    Artisan Partners; prior to
                                                  joining Artisan Partners,
                                                  senior vice president (since
                                                  1994) and director of mutual
                                                  fund administration, Strong
                                                  Capital Management, Inc.,
                                                  prior thereto.

Mark L. Yockey         Vice President             Partner of Artisan Partners;
6/5/56                                            portfolio manager of Artisan
                                                  International Fund; prior to
                                                  joining Artisan Partners,
                                                  portfolio manager of the
                                                  United International Growth
                                                  Fund and vice president of
                                                  Waddell & Reed (investment
                                                  management firm) since
                                                  January 1990; prior thereto,
                                                  equity analyst for Waddell &
                                                  Reed.

Sandra Jean            Vice President             Equity trader for Artisan
Voss-Reinhardt                                    Partners; prior to joining
3/6/64                                            Artisan Partners, equity
                                                  trader with Northwestern
                                                  Mutual since January 1989,
                                                  prior thereto, sales
                                                  associate with Dean Witter
                                                  Reynolds.

                                      B-28


Scott C. Satterwhite   Vice President             Portfolio manager, Artisan
7/15/57                                           Small Cap Value Fund; prior
                                                  to joining Artisan Partners
                                                  in June 1997, portfolio
                                                  manager of the Biltmore
                                                  Special Values Fund from
                                                  August 1, 1993 through May
                                                  31, 1997 and Senior Vice
                                                  President and Manager of
                                                  Personal Trust Portfolio
                                                  Management for the Personal
                                                  Financial Services Group of
                                                  of North Carolina, N.A.

Andrew C. Stephens     Vice President             Portfolio manager, Artisan
10/31/63                                          Mid Cap Fund; co-manager of
                                                  Strong Asset Allocation Fund
                                                  at Strong, February 1993
                                                  through March 1997, and
                                                  senior research analyst for
                                                  Strong Common Stock Fund and
                                                  Strong Opportunity Fund,
                                                  September 1994 through March
                                                  1996; prior to February 1993,
                                                  head trader, Strong.

Marina T. Carlson      Vice President             Partner of Artisan Parnters;
5/9/64                                            portfolio co-manager, Artisan
                                                  Small Cap Fund; manager of
                                                  Strong Mid Cap Disciplined
                                                  Fund from its inception in
                                                  December 1998 through March
                                                  1999 and co-manager of Strong
                                                  Opportunity Fund and Strong
                                                  Common Stock Fund from 1993
                                                  through December 1998.

     The business address of the officers and directors affiliated with Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. The addresses of the other directors are: Mr. Erne - 1000 N. Water Street, Milwaukee, Wisconsin 53202; Mr. Hefty - 401 W. Michigan Street, Milwaukee, Wisconsin 53203; and Mr. Witt - 800 E. Northwest Highway, Des Plaines, Illinois 60016.

     Mr. Ziegler and Ms. Ziegler are married to each other.

     Mr. Ziegler and Ms. Ziegler serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board of Directors.

     The only compensation paid to directors and officers of Artisan Funds for their services as such consists of an annual $5,000 retainer fee (per series of Artisan Funds) paid to directors who are not interested persons of Artisan Funds or Artisan Partners. Artisan Funds has no retirement or pension plans.

                                       B-29

     The following table sets forth compensation paid by Artisan Funds, Inc. during the fiscal year ended June 30, 1998 to each of the directors of the Fund.


                                         PENSION OR              TOTAL
                                         RETIREMENT          COMPENSATION
                        AGGREGATE     BENEFITS ACCRUED     FROM ARTISAN FUND
                      COMPENSATION     AS PART OF FUND    AND FUND COMPLEX(4)
 NAME OF DIRECTOR  FROM ARTISAN FUNDS     EXPENSES         PAID TO DIRECTORS
 ----------------  ------------------ ----------------    -------------------
Andrew A. Ziegler     $          0       $         0         $          0
Carlene Murphy
  Ziegler                        0                 0                    0
David A. Erne               15,000                 0               15,000
Thomas R. Hefty             15,000                 0               15,000
Howard B. Witt              15,000                 0               15,000

     At September 30, 1998, the officers and directors of Artisan Funds as a group owned 6.3% of the outstanding shares of Artisan Mid Cap Fund and less than 1% of the outstanding shares in the case of each other Fund.

                            PRINCIPAL SHAREHOLDERS

     The only persons known by Artisan Funds to own of record or beneficially 5% or more of the outstanding shares of any Fund (or class in the case of International Fund) as of September 30, 1998 were:




                                                                  PERCENTAGE OF
                                                                   OUTSTANDING
        NAME AND ADDRESS                         FUND              SHARES HELD
        ----------------                         ----             -------------

Charles Schwab & Co. Inc. <F1>            Small Cap Fund              20.72%
101 Montgomery Street                     Mid Cap Fund                35.72
San Francisco, CA  94104-4122             International Fund -
                                          International Shares        54.82
                                          Small Cap Value Fund        26.57

National Financial Services Corp. <F1>    Mid Cap Fund                 9.40
P.O. Box 3908                             International Fund -
Church Street Station                     International Shares        19.58
New York, NY  10008-3908                  Small Cap Value Fund        15.26

State University of Iowa                  Small Cap Fund               7.54
One West Park Road                        International Fund -
P.O. Box 4550                             Institutional Shares        29.69
Iowa City, IA  52244-4550

The Professional Golfers Association      International Fund -
P.O. Box 109601                           Institutional Shares        16.64
Palm Beach, FL  33410-9601

Everett Clinic 401(k) Plan <F2>           Small Cap Value Fund         6.26
P.O. Box  98000
MAC #9139 027
Calabras, CA  91372

------------------
<F1> Shares are held of record on behalf of customers, and not beneficially.
<F2> Shares are held of record on behalf of plan participants, and not beneficially.

                                       B-30

                           INVESTMENT ADVISORY SERVICES

     Artisan Partners Limited Partnership ("Artisan Partners") provides investment advisory services to each Fund pursuant to each Fund's Investment Advisory Agreement dated March 27, 1995 (the "Advisory Agreements"). Artisan Partners is a Delaware limited partnership. Artisan Investment Corporation was incorporated on December 7, 1994 for the sole purpose of acting as general partner of Artisan Partners. Mr. Ziegler and Ms. Ziegler, as officers of Artisan Investment Corporation, manage Artisan Partners. The principal address of Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 100 Pine Street, Suite 3250, San Francisco, California, and Five Concourse Parkway, Suite 208, Atlanta, Georgia 30328.

     In return for its services, each Fund pays Artisan Partners a monthly fee at the annual rate of 1% of the Fund's average daily net assets up to $500 million; .975 of 1% of average daily net assets from $500 million up to $750 million; .950 of 1% of average daily net assets from $750 million to $1 billion; and .925 of 1% of average daily net assets over $1 billion. In addition Artisan Partners has undertaken to reimburse Artisan International Fund for any ordinary operating expenses in excess of 2.50% of average net assets annually, and has undertaken to reimburse each of Artisan Small Cap Fund, Artisan Mid Cap Fund and Artisan Small Cap Value Fund for any ordinary operating expenses in excess of 2.00% of average net assets over each fiscal year.

     The advisory fees paid by Artisan Small Cap Fund for the fiscal years ended June 30, 1998, 1997 and 1996 were $2,900,335, $2,906,791 and $2,734,855. The investment advisory fees paid by Artisan International Fund for the fiscal years ended June 30, 1998 and 1997, and for the period from December 28, 1995 through June 30, 1996 were $3,923,189, $2,444,080 and $133,215. For the fiscal year ended June 30, 1998, Artisan Mid Cap Fund would have paid investment advisory fees of $93,853 if not for expense fee waivers; from its inception on June 27, 1997 through June 30, 1997, Artisan Mid Cap Fund did not pay any investment advisory fees. From its inception on September 29, 1997 through June 30, 1998, Artisan Small Cap Value Fund paid investment advisory fees of $252,397.

     Each Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by a Fund or its shareholders as a consequence of any act of omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement.

     Each Advisory Agreement may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of each Fund who are not "interested persons" of the Fund or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval, and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the portfolio. Each Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                                       B-31

                                   DISTRIBUTOR

     Shares of the Funds are offered for sale by Artisan Distributors LLC ("Distributors") without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders. Distributors is wholly-owned by Artisan Partners. All distribution expenses relating to the Funds are paid by Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors. The Distribution Agreement will continue in effect through October 30, 2000 and thereafter from year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.

     Artisan Funds has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and any auditing and filing fees required in compliance with various state securities laws. Artisan Partners bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the Funds' shares only on a best efforts basis. Distributors is located at 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202.

                            PORTFOLIO TRANSACTIONS

     Artisan Partners places the orders for the purchase and sale of each Fund's portfolio securities and options and futures contracts. Artisan Partners' overriding objective in effecting portfolio transactions is to seek to obtain the best combination of price and execution. The best net price, giving effect to brokerage commissions, if any, and other transaction costs, normally is an important factor in this decision, but a number of other judgmental factors also may enter into the decision. These include: Artisan Partners' knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities of the broker or dealer selected and others which are considered; Artisan Partners' knowledge of the financial stability of the broker or dealer selected and such other problems of any broker or dealer. Recognizing the value of these factors, a Fund may pay a brokerage commission in excess of that which another broker or dealer may have charged for effecting the same transaction. Evaluations of the reasonableness of brokerage commissions, based on the foregoing factors, are made on an ongoing basis by Artisan Partners' staff while effecting portfolio transactions. The general level of brokerage commissions paid is reviewed by Artisan Partners, and reports are made annually to the board of directors.

     With respect to issues of securities involving brokerage commissions, when more than one broker or dealer is believed to be capable of providing the best combination of price and execution with respect to a particular portfolio transaction for a Fund, Artisan Partners often selects a broker or dealer that has furnished it with research products or services such as research reports, subscriptions to financial publications and research compilations, compilations of securities prices, earnings, dividends, and similar data, and computer data bases, quotation equipment and services, research-oriented computer software and services, and services of

                                      B-32

economic and other consultants. Selection of brokers or dealers is not made pursuant to an agreement or understanding with any of the brokers or dealers; however, Artisan Partners uses internal allocation procedures to identify those brokers or dealers who provide it with research products or services and the amount of research products or services they provide, and endeavors to direct sufficient commissions generated by its clients' accounts in the aggregate, including Artisan Funds, to such brokers or dealers to ensure the continued receipt of research products or services Artisan Partners feels are useful.
In certain instances, Artisan Partners receives from brokers and dealers products or services that are used both as investment research and for administrative, marketing, or other non-research purposes. In such instances, Artisan Partners makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research.
The portion of the costs of such products or services attributable to research usage may be defrayed by Artisan Partners (without prior agreement or understanding, as noted above) through brokerage commissions generated by transactions by clients (including Artisan Funds), while the portions of the costs attributable to non-research usage of such products or services is paid by Artisan Partners in cash. No person acting on behalf of Artisan Funds is authorized, in recognition of the value of research products or services, to pay a commission in excess of that which another broker or dealer might have charged for effecting the same transaction. Research products or services furnished by brokers and dealers may be used in servicing any or all of the clients of Artisan Partners and not all such research products or services are used in connection with the management of Artisan Funds.

     With respect to each Fund's purchases and sales of portfolio securities transacted with a broker or dealer on a net basis, Artisan Partners also may consider the part, if any, played by the broker or dealer in bringing the security involved to Artisan Partners' attention, including investment research related to the security and provided to the Artisan Funds. During fiscal years 1998, 1997, and 1996, Artisan Small Cap Fund paid brokerage commissions of $1,866,349, $1,877,158 and $2,220,846, respectively, to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $762,845,329, $637,608,952 and $775,778,115, respectively. During fiscal years 1998 and 1997, and from the period from December 28, 1995 through June 30, 1996, Artisan International Fund paid brokerage commissions of $2,893,523, $2,960,678 and $425,266 to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $885,882,850,
$824,170,635 and $97,912,681.   For the fiscal year ended June 30, 1998 Artisan
Mid Cap Fund paid brokerage commissions of $72,800 to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating and $50,307,734 (from its inception on June 27, 1997 through June 30, 1997, Artisan Mid Cap Fund had no purchases or sales of its portfolio securities). From its inception on September 29, 1997 through June 30, 1998, Artisan Small Cap Value Fund paid brokerage commissions of $184,278 to brokers who furnished research services to the Fund or Artisan Partners on purchases and sales aggregating $70,354,053.

                       PURCHASING AND REDEEMING SHARES

Purchases and redemptions are discussed in the prospectus under the headings "How to Buy Shares," and "How to Sell Shares." All of that information is incorporated herein by reference.

                                      B-33

     Shares of each Fund may be purchased or redeemed through certain financial services companies, some of which may charge a transaction fee. Each Fund may authorize from time to time certain financial services companies, broker-dealers or their designees ("authorized agents") to accept share purchase and redemption orders on its behalf. For purchase orders placed through an authorized agent, a shareholder will pay a Fund's NAV per share (see "Net Asset Value," below) next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

     In some instances, an authorized agent or other financial services company may not charge any transaction fees directly to investors in a Fund. However, accounting and shareholder servicing services provided by such a company with respect to Fund shares held by that company for its customers, the company may charge a fee based on a percentage of the annual average value of those accounts. A Fund pays a portion of those fees not to exceed the estimated fees and expenses that the Fund would pay to its own transfer agent if the shares of the Fund held by such customers of the company were registered directly in their names on the books of the Fund's transfer agent. The balance of those fees is paid by Artisan Partners.

     Reopening of Small Cap Fund. As of April 1, 1999, Small Cap Fund was re-opened to purchases by new investors. At the same time, Marina T. Carlson was named portfolio co-manager of the Fund. Artisan Funds' board of directors approved the Fund's re-opening in light of the addition of Ms. Carlson, Artisan Partners' belief that the historically low valuation levels of most small cap stocks at the time of re-opening presented attractive investment opportunities for the Fund, and the possibility of preserving the Fund's economies of scale by attracting new assets. The board of directors also determined that Small
Cap Fund would again be closed to most new investors when it reaches about $300 million in total assets.

     Net Asset Value. Share purchase and redemption orders will be priced at a Fund's net asset value next computed after such orders are received and accepted by: (i) the Fund; (ii) a broker-dealer or other financial services company authorized by the Fund to accept purchase and redemption orders on the Fund's behalf; or (iii) such authorized broker-dealer's designee. The net asset value of the shares of the Fund is determined as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., Central time) each day the NYSE is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, net asset value of the Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m., Central time. The net asset value per share of the Fund is determined by dividing the value of all its securities and other assets, less its liabilities, by the number of shares of the Fund outstanding.

     A Fund intends to pay all redemptions in cash and is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net assets of the Fund during any 90-day period for any one shareholder. However, redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

     Each Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the Commission, if the NYSE is closed for other than customary weekend and holiday closings; (b) the Commission has by order permitted such suspension; or (c) an emergency, as determined by the Commission,

                                      B-34

exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

     Artisan Funds and Artisan Partners each have adopted a code of ethics that, among other things, regulates the personal transactions in securities of certain officers, directors, partners and employees of Artisan Funds and Artisan Partners.

                          ADDITIONAL TAX INFORMATION

     Artisan Funds intends for each Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and thus not be subject to federal income taxes on amounts which it distributes to shareholders. If Artisan Funds should fail to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay tax on any income and realized capital gains, reducing the amount of income and realized capital gains that would otherwise be available for distribution to shareholders of the Funds.

     Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in October, November or December of the prior calendar year is deemed paid in the prior calendar year.

     The Internal Revenue Service Restructuring and Reform Act of 1998 eliminated the requirement that capital assets be held for more than 18 months in order to be taxed at the lowest rate in effect under current law, and instead permits capital assets to be so taxed if held for more than one year. This change applies generally to sales transactions which occur after December 31, 1997. Distributions of long-term capital gains declared prior to that date will be taxed at the rate of 28%, which was in effect prior to the enactment of the new legislation. You will be subject to income tax at ordinary rates on income dividends and distributions of net short-term capital gain. Distributions of net long-term capital gains are taxable to you as long-term capital gains (currently taxed at a maximum rate of 20%) regardless of the length of time you have held your shares. Long-term gains are those derived from securities held by the fund for more than one year. You are urged to consult your tax advisor to assess the impact of the new legislation on your individual circumstances.

     You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

     If you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

     A Fund may be required to withhold federal income tax ("backup withholding") from certain payments to you, generally redemption proceeds. Backup withholding may be required if:

                                      B-35

     * You fail to furnish your properly certified social security or other tax identification number;
     * You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;
     * The IRS informs the Fund that your tax identification number is incorrect.

     These certifications are contained in the application that you complete when you open your Fund account. Artisan Funds must promptly pay the IRS all amounts withheld. Therefore, it is not usually possible for Artisan Funds to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

     The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). In addition to bearing their proportionate share of a Fund's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of PFICs. Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

     In accordance with tax laws, each Fund intends to treat securities in PFICs as sold on the last day of the Fund's fiscal year and recognize any gains for tax purposes at that time; losses may be recognized to the extent of any gains recognized. Such gains will be considered ordinary income which the Fund will be required to distribute even though it has not sold the security and received cash to pay such distributions.

     The discussion of taxation above is not intended to be a full discussion of income tax laws and their effect on shareholders. You are encouraged to consult your own tax advisor. The foregoing information applies to U.S. shareholders. U.S. citizens residing in a foreign country should consult their tax advisors as to the tax consequences of ownership of Fund shares.

                                    CUSTODIAN

     State Street Bank & Trust Company ("State Street"), 66 Brooks Drive, Braintree, MA 02184, acts as custodian of the securities and other assets of the Fund. State Street is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. State Street also performs portfolio accounting services for the Fund. State Street is not an affiliate of Artisan Partners or its affiliates. State Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.

                                      B-36

                             INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 serves as the Funds' independent accountants, providing services including
(i) an audit of the annual financial statements; (ii) assistance and consultation in connection with Securities and Exchange Commission filings; and
(iii) review of the annual income tax returns filed on behalf of the Funds.

                                 FINANCIAL STATEMENTS

     The 1998 annual report to shareholders of Artisan Funds, a copy of which accompanies this Statement of Additional Information, contains financial statements, notes thereto, supplementary information entitled "Financial Highlights," and a report of independent accountants, all of which (but no other part of the annual report) are incorporated herein by reference.
Financial Statements incorporated by reference into this Statement of Additional Information include the following:

     Artisan Small Cap Fund
     ----------------------

     The following financial statements, but no other part of the report, are incorporated by reference to the following portions of Registrant's annual report to shareholders for the fiscal year ended June 30, 1998, which was filed with the Commission on August 28, 1998:

        - Schedule of Investments at June 30, 1998
        - Statement of Assets and Liabilities at June 30, 1998
        - Statement of Operations for the Year Ended June 30, 1998
        - Statement of Changes in Net Assets for the Years Ended June 30, 1998 and June 30, 1997
        - Notes to Financial Statements
        - Report of Independent Accountants

     Artisan International Fund - International Shares
     -------------------------------------------------

     The following financial statements, but no other part of the report, are incorporated by reference to the following portions of Registrant's annual report to shareholders for the fiscal year ended June 30, 1998, which was filed with the Commission on August 28, 1998:
        - Schedule of Investments at June 30, 1998
        - Statement of Assets and Liabilities at June 30, 1998
        - Statement of Operations for the Year Ended June 30, 1998
        - Statement of Changes in Net Assets for the Years ended June 30, 1998 and June 30, 1997
        - Notes to Financial Statements
        - Report of Independent Accountants

                                      B-37

     Artisan International Fund - Institutional Shares
     -------------------------------------------------

     The following financial statements, but no other part of the report, are incorporated by reference to the following portions of Registrant's annual report to shareholders for the fiscal year ended June 30, 1998, which was filed with the Commission on August 28, 1998:
        - Schedule of Investments at June 30, 1998
        - Statement of Assets and Liabilities at June 30, 1998
        - Statement of Operations for the Year Ended June 30, 1998
        - Statement of Changes in Net Assets for the Years ended June 30, 1998 and June 30, 1997
        - Notes to Financial Statements
        - Report of Independent Accountants

     Artisan Mid Cap Fund
     --------------------

     The following financial statements, but no other part of the report, are incorporated by reference to the following portions of Registrant's annual report to shareholders for the fiscal year ended June 30, 1998,which was filed with the Commission on August 28, 1998:

        -Schedule of Investments at June 30, 1998
        -Statement of Assets and Liabilities at June 30, 1998
        -Statement of Operations for the Year ended June 30, 1998
        -Statement of Changes in Net Assets for the Year ended June 30, 1998 and the Period ended June 30, 1997
        -Notes to Financial Statements
        -Report of Independent Accountants

     Artisan Small Cap Value Fund
     ----------------------------

     The following financial statements, but no other part of the report, are incorporated by reference to the following portions of Registrant's annual report to shareholders for the fiscal year ended June 30, 1998, which was filed with the Commission on August 28, 1998:

        -Schedule of Investments at June 30, 1998
        -Statement of Assets and Liabilities at June 30, 1998
        -Statement of Operations for the Period Ended June 30, 1998 (from commencement of operations on September 29, 1997)
        -Statement of Changes in Net Assets for the Period Ended June 30, 1998
         (from commencement of operations on September 29, 1997)
        -Notes to Financial Statements
        -Report of Independent Accountants

        The following schedules have been omitted for the following reasons:

          Schedule I - The required information is presented in the Schedules of Investments at June 30, 1998.
          Schedules II, III, IV and V - the required information is not present.

                                       B-38

                                     APPENDIX

                            DESCRIPTION OF BOND RATINGS

A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Fund's investment adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of rating used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

                              RATINGS BY MOODY'S

Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and

                                       B-39

thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

                                    S&P RATINGS

AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


                                         B-40